                                                                    Exhibit 99.9

Apr-2002                            1998-A                                Page 1


                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1998-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                  $2,606,203,699.74
Beginning of the Month Finance Charge Receivables:               $137,951,283.81
Beginning of the Month Discounted Receivables:                             $0.00
Beginning of the Month Total Receivables:                      $2,744,154,983.55

Removed Principal Receivables:                                     $8,675,799.67
Removed Finance Charge Receivables:                                  $177,881.08
Removed Total Receivables:                                         $8,853,680.75

Additional Principal Receivables:                                          $0.00
Additional Finance Charge Receivables:                                     $0.00
Additional Total Receivables:                                              $0.00

Discounted Receivables Generated this Period:                              $0.00

End of the Month Principal Receivables:                        $2,611,210,024.32
End of the Month Finance Charge Receivables:                     $136,943,111.55
End of the Month Discounted Receivables:                                   $0.00
End of the Month Total Receivables:                            $2,748,153,135.87

Special Funding Account Balance                                            $0.00
Aggregate Invested Amount (all Master Trust II Series)         $1,850,000,000.00
End of the Month Transferor Amount                               $761,210,024.32
End of the Month Transferor Percentage                                    29.15%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                        $61,581,618.45
     60-89 Days Delinquent                                        $44,852,084.65
     90+ Days Delinquent                                          $84,263,918.94

     Total 30+ Days Delinquent                                   $190,697,622.04
     Delinquent Percentage                                                 6.94%

Defaulted Accounts During the Month                               $18,199,011.04
Annualized Default Percentage                                              8.38%

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Apr-2002                            1998-A                                Page 2


Principal Collections                                            $284,391,203.76
Principal Payment Rate                                                    10.91%

Total Payment Rate                                                        11.79%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                             $370,500,000.00
     Class B Initial Invested Amount                              $57,000,000.00
     Class C Initial Invested Amount                              $47,500,000.00
                                                                 ---------------
INITIAL INVESTED AMOUNT                                          $475,000,000.00

     Class A Invested Amount                                     $468,000,000.00
     Class B Invested Amount                                      $72,000,000.00
     Class C Invested Amount                                      $60,000,000.00
                                                                 ---------------
INVESTED AMOUNT                                                  $600,000,000.00

     Class A Adjusted Invested Amount                            $468,000,000.00
     Class B Adjusted Invested Amount                             $72,000,000.00
     Class C Adjusted Invested Amount                             $60,000,000.00
                                                                 ---------------
ADJUSTED INVESTED AMOUNT                                         $600,000,000.00

PREFUNDED AMOUNT                                                           $0.00

FLOATING ALLOCATION PERCENTAGE                                            23.02%
PRINCIPAL ALLOCATION PERCENTAGE                                           23.02%

     Class A Principal Allocation Percentage                              78.00%
     Class B Principal Allocation Percentage                              12.00%
     Class C Principal Allocation Percentage                              10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1998-A                                                  $65,469,411.48

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1998-A                                                      $8,992,522.29

MONTHLY SERVICING FEE                                                $750,000.00

INVESTOR DEFAULT AMOUNT                                            $4,184,694.58

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Apr-2002                             1998-A                               Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    78.00%

     Class A Finance Charge Collections                            $7,599,167.42
     Other Amounts                                                         $0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $7,599,167.42

     Class A Monthly Interest                                        $783,900.00
     Class A Servicing Fee                                           $585,000.00
     Class A Investor Default Amount                               $3,264,061.77

TOTAL CLASS A EXCESS SPREAD                                        $2,966,205.65

CLASS A REQUIRED AMOUNT                                                    $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                    12.00%

     Class B Finance Charge Collections                            $1,169,102.65
     Other Amounts                                                         $0.00

TOTAL CLASS B AVAILABLE FUNDS                                      $1,169,102.65

     Class B Monthly Interest                                        $135,600.00
     Class B Servicing Fee                                            $90,000.00

TOTAL CLASS B EXCESS SPREAD                                          $943,502.65
CLASS B INVESTOR DEFAULT AMOUNT                                      $502,163.35
CLASS B REQUIRED AMOUNT                                              $502,163.35

CLASS C FLOATING ALLOCATION PERCENTAGE                                    10.00%

CLASS C MONTHLY SERVICING FEE                                         $75,000.00

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Apr-2002                            1998-A                                Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $4,808,960.52

     Excess Spread Applied to Class A Required Amount                      $0.00

     Excess Spread Applied to Class A Investor Charge Offs                 $0.00

     Excess Spread Applied to Class B Required Amount                $502,163.35

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                                       $0.00

     Excess Spread Applied to Class C Required Amount                $561,469.46

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                                       $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee            $125,000.00

     Excess Spread Applied to Cash Collateral Account                      $0.00

     Excess Spread Applied to Spread Account                               $0.00

     Excess Spread Applied to Reserve Account                              $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                             $0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                              $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $3,620,327.71

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Apr-2002                            1998-A                                Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                        $11,302,020.10

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1998-A                                                              $0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                           $0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                                  $0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                                  $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                            $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                           $0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                              $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              4.13%
    Base Rate (Prior Month)                                                4.16%
    Base Rate (Two Months Ago)                                             4.11%
                                                                           -----
THREE MONTH AVERAGE BASE RATE                                              4.13%

    Portfolio Yield (Current Month)                                       11.12%
    Portfolio Yield (Prior Month)                                         13.96%
    Portfolio Yield (Two Months Ago)                                      10.80%
                                                                          ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       11.96%

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Apr-2002                           1998-A                                 Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                       $65,469,411.48

INVESTOR DEFAULT AMOUNT                                            $4,184,694.58

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                         $0.00
    Allocable to Class B Certficates                                       $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                           0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DEPOSIT AMOUNT                                                  $0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DEPOSIT AMOUNT                                                  $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $69,654,106.06

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                               $0.00
CLASS B INVESTOR CHARGE OFFS                                               $0.00
CLASS C INVESTOR CHARGE OFFS                                               $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    $0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                     $0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                     $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                               $18,000,000.00
    Available Cash Collateral Amount                              $18,000,000.00

TOTAL DRAW AMOUNT                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                            $0.00


                                         First USA Bank, National Association
                                         as Servicer

                                         By:    /s/ Tracie Klein
                                            ----------------------------------
                                            Tracie H. Klein
                                            First Vice President